EXHIBIT 32.1

Certification of

Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Sui Group Holdings Limited do hereby certify that, to the best of his knowledge:

(a)

the Annual Report on Form 10-K of Sui Group Holdings Limited for the year ended December 31, 2025 (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Sui Group Holdings Limited.

[●], 2026	/s/ Douglas M. Polinsky
Douglas M. Polinsky Chief Executive Officer

[●], 2026	/s/ Joseph A. Geraci, II
Joseph A. Geraci, II Chief Financial Officer